--------------------------------------------------------------------------------
                                                   WEITZ PARTNERS, INC.

BOARD OF DIRECTORS
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Partners, Inc. -- Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                              PARTNERS VALUE FUND

                                   QUARTERLY
                                     REPORT

                                 MARCH 31, 1997

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                       HISTORICAL PERFORMANCE INFORMATION

The table below gives a long-term perspective of the Partners Value Fund (the "Fund") and its predecessor, Weitz Partners II -- Limited Partnership (the "Predecessor Partnership"). Performance numbers are AFTER deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund's investment objectives and policies are substantially identical to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended March 31, 1997, calculated in accordance with SEC standardized formulas.

PERIOD ENDED DECEMBER 31,                         PARTNERS II      S&P 500
----------------------------------------------  ---------------  -----------
1983 (7 Mos.)                                            9.9%           4.2%
1984                                                    14.5            6.3
1985                                                    40.7           31.7
1986                                                    11.1           18.7
1987                                                     4.3            5.3
1988                                                    14.9           16.5
1989                                                    20.3           31.6
1990                                                    -6.3           -3.1
1991                                                    28.1           30.2
1992                                                    15.1            7.6
1993                                                    23.0           10.1


                                                PARTNERS VALUE
                                                ---------------
1994                                                    -9.0            1.3
1995                                                    38.7           37.5
1996                                                    19.2           22.9
1997 (3 Mos.)                                            1.8            2.7
Cumulative                                             637.0          634.0
Average Annual Compound Growth (Since
  inception June 1, 1983)                               15.5           15.5

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended March 31, 1997, was 14.2%, 16.1% and 13.1%, respectively. These returns assume redemption at the end of each period. Average annual total returns for the Predecessor Partnership and the Fund are calculated in accordance with SEC standardized formulas.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The S&P 500 is an unmanaged index consisting of 500 companies. Information relating to the S&P 500 assumes reinvestment of dividends. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund's performance might have been adversely affected. Additional information is available from Wallace R. Weitz & Co. at the address listed on the front cover.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                       MARCH 31, 1997 - QUARTERLY REPORT

                                                          April 14, 1997

Dear Fellow Shareholder:

      The first quarter started well, and by mid-March, we were up about 10%. Then, the general market began to fall sharply, and we gave back most of our gains. By the end of the quarter, our fund was +1.8%, while the S&P 500 was +2.7% and the NASDAQ was -5.3%. Some of the more aggressive mutual funds managed by "momentum" investors were down over 20% in the quarter.

      For a longer-term perspective on performance, the table on page 1 shows annual total returns (after all expenses) since inception in 1983.

THE OUTLOOK

      The market "correction" which began in mid-March has continued into April, and there have been some very volatile trading sessions. The S&P is now down about 10% from its peak, and indexes of smaller company stocks have fallen farther. Investors have suspected that "the Market" was unsustainably high, and the financial media is compounding these fears with talk of the arrival of a new bear market. Long-time clients and readers of these quarterly letters know better than to expect a market prediction from me, but I do NOT think shareholders ought to be alarmed at the recent market weakness.

      In the first place, 10% corrections are perfectly normal. The fact that we have NOT had a 10% decline in several years is unusual. Even 20-25% setbacks are a normal part of stock investing, and while it is annoying to watch paper profits melt away, it would be totally unrealistic to expect stocks to rise inexorably forever. We survived temporary market declines of 20+% in 1987 and 1990, and those periods (along with our fund's mini-bear market in 1994) are barely visible on a long-term chart of our fund's share price. It is human nature to want to avoid financial pain, and many of those who sell investment advice encourage investors to try to move in and out of the market to dodge falling prices. Unfortunately, even the most sophisticated-sounding market timing advice tends, in the final analysis, to be a version of Will Rogers' "Buy stocks that go up -- and if they don't go up, don't buy them." A nice idea, but impossible to execute.

      Another reason to be philosophical in the face of market weakness is that we are investing in individual businesses, not "the Market." I still believe that each of our cable TV and cellular stocks has the potential to go up by 50-100% over the next few years, regardless of what the S&P does (though I will spare you a repetition of the valuation details). Wells Fargo and Capital One are growing at 15-20% per year, yet sell at only 10-11 times next year's earnings.

NovaStar is a new mortgage REIT which shows great promise. NHP is scheduled to be acquired at a premium to today's stock price. When Seafield's restructuring is completed this year, it will have distributed cash and securities worth about $50 for each share we bought in the mid-$30's. Several of our companies, such as Valassis, American Classic Voyages, and LabOne (part of Seafield) are in the midst of earnings turnarounds which are not reflected in their stock prices. In short, I feel very good about the prospects for all of our stocks.

      I have no idea what the general market will do in the short run, but the good news is that we don't NEED to know what the market will do to make good long-term investments. We own good businesses at reasonable prices, and this approach to investing should continue to produce good returns over time. Rick Lawson, Eric Ball, Tom Carney, and I would be happy to talk to you about any of our companies, so please feel free to call.

SHAREHOLDER MEETING

      This year's shareholder meeting will be on June 2, at 4:30 p.m. at the Omaha Marriott Hotel. The portfolio managers will discuss our investments and answer shareholder questions, as usual, and we will also conduct a short business meeting. You will receive an official notice of the meeting and a proxy card in early May, and we will ask you to vote on several proposals. Those involving directors, auditors, and by-laws do not directly affect our portfolio. However, there are two proposals which involve investment policies.

      One proposal would allow us more flexibility in buying shares of closed-end investment companies. Since closed-end funds sometimes trade at significant discounts to their underlying net asset values, they can offer interesting investment opportunities. The other proposal would allow us to use short sales and put options to try to reduce risk in the portfolio. Opportunities for such "hedging" arise in stock-for-stock mergers and certain corporate reorganizations. PLEASE VOTE, SIGN, AND RETURN THE PROXY CARD PROMPTLY SO THAT THE FUND DOES NOT INCUR THE COST OF A SECOND MAILING.

      The meeting will be a good opportunity for you to ask questions about your investment, to meet our staff, and for us to get to know our newer investors. I hope to see you on June 2.

                                                          Sincerely,

                                                          /s/ WALLACE WEITZ
                                                          Wallace R. Weitz
                                                          President,
                                                          Portfolio Manager

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 MARCH 31, 1997
                                  (UNAUDITED)

  SHARES
 OR UNITS                                                          COST              VALUE
----------                                                      -----------      -------------
            COMMON STOCKS -- 86.4%
            BANKING -- 5.2%
   100,000  Bank Plus Corp.*                                    $   942,847      $ 1,037,500
    20,000  Dime Bancorp, Inc.*                                     213,650          307,500
    30,000  Poughkeepsie Savings Bank, FSB                          148,125          180,000
    30,000  R&G Financial Corp. CL B                                633,750          759,375
    10,000  Wells Fargo & Co.                                     1,221,816        2,841,250
                                                                -----------      -------------
                                                                  3,160,188        5,125,625
                                                                -----------      -------------
            CABLE TELEVISION -- 21.1%
    88,000  Adelphia Communications Corp. CL A*                     741,763          473,000
   230,000  Century Communications Corp. CL A*                    1,444,014        1,063,750
   285,000  Comcast Corp. Special CL A                            4,084,525        4,809,375
    20,000  Comcast UK Cable Partners Limited CL A*                 250,714          222,500
    34,200  TCI Satellite Entertainment CL A*                       439,590          265,050
   342,000  Tele-Communications, Inc. CL A*                       4,613,170        4,104,000
   210,000  Tele-Communications Liberty Media CL A*               3,315,443        4,186,875
    46,000  Time Warner, Inc.                                       962,442        1,989,500
   190,000  U.S. West Media Group*                                3,523,590        3,538,750
                                                                -----------      -------------
                                                                 19,375,251       20,652,800
                                                                -----------      -------------
            CONSUMER PRODUCTS AND SERVICES -- 4.0%
    50,000  American Classic Voyages Co.*                           489,375          521,875
     6,650  Lady Baltimore Foods, Inc.                              212,725          325,850
   110,000  Protection One, Inc.*                                   936,773        1,155,000
    60,000  Seafield Capital Corp.                                2,242,662        1,950,000
                                                                -----------      -------------
                                                                  3,881,535        3,952,725
                                                                -----------      -------------
            FEDERAL AGENCIES -- 5.0%
    60,000  Federal Home Loan Mortgage Corp.                        170,785        1,635,000
    50,000  Federal National Mortgage Association                   951,913        1,806,250
    15,000  Student Loan Marketing Association                      519,965        1,428,750
                                                                -----------      -------------
                                                                  1,642,663        4,870,000
                                                                -----------      -------------
            FINANCIAL SERVICES -- 8.2%
    45,000  American Express, Co.                                 1,347,134        2,694,375
        70  Berkshire Hathaway, Inc.*                                91,818        2,534,000
    40,000  Capital One Financial Corp.                             926,068        1,490,000
    20,000  HealthCare Financial Partners, Inc.*                    263,875          300,000
    20,000  PS Group, Inc.*                                         181,200          280,000
    15,000  Salomon, Inc.                                           558,070          748,125
                                                                -----------      -------------
                                                                  3,368,165        8,046,500
                                                                -----------      -------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                          COST              VALUE
----------                                                      -----------      -------------
            INFORMATION AND DATA PROCESSING -- 2.1%
    44,000  BRC Holdings, Inc.*                                 $   514,178      $ 1,463,000
   175,000  Intelligent Systems Corp.*                              164,183          546,875
                                                                -----------      -------------
                                                                    678,361        2,009,875
                                                                -----------      -------------
            MORTGAGE BANKING -- 4.9%
   100,000  Countrywide Credit Industries, Inc.                   1,546,954        2,475,000
   144,450  Resource Bancshares Mtg. Grp., Inc.                   1,550,365        2,275,088
                                                                -----------      -------------
                                                                  3,097,319        4,750,088
                                                                -----------      -------------
            PUBLISHING AND BROADCASTING -- 6.1%
     3,000  Chris-Craft Industries, Inc.*                           122,481          118,875
    23,000  Daily Journal Corp.*                                    231,501          724,500
   135,000  Katz Media Group, Inc.*                               1,320,283          860,625
   125,000  Valassis Communications, Inc.*                        1,785,240        2,796,875
    20,000  Walt Disney Co.                                       1,148,724        1,460,000
                                                                -----------      -------------
                                                                  4,608,229        5,960,875
                                                                -----------      -------------
            REAL ESTATE AND CONSTRUCTION -- 8.4%
   160,000  Catellus Development Corp.*                             964,995        2,440,000
    30,000  Forest City Enterprises, Inc. CL A                      671,825        1,275,000
   170,000  NHP, Inc.*                                            2,482,685        3,952,500
   125,000  Presley Companies CL A*                                 179,687          140,625
    15,000  SLH Corp.*                                              287,250          431,250
                                                                -----------      -------------
                                                                  4,586,442        8,239,375
                                                                -----------      -------------
            REAL ESTATE INVESTMENT TRUSTS -- 9.5%
    20,000  Innkeepers USA Trust                                    215,241          292,500
    65,000  NovaStar Financial, Inc.**                              975,000          975,000
   174,150  Redwood Trust, Inc.                                   3,134,759        8,054,437
                                                                -----------      -------------
                                                                  4,325,000        9,321,937
                                                                -----------      -------------
            TELECOMMUNICATIONS -- 11.8%
   180,000  360 Communications Co.*                               3,966,960        3,105,000
    80,000  Airtouch Communications, Inc.*                        2,232,273        1,840,000
   260,000  Centennial Cellular Corp. CL A*                       3,653,156        2,697,500
    33,500  CommNet Cellular, Inc.*                                 907,488          854,250
   108,000  Corecomm, Inc.*                                       2,775,745        1,566,000
    40,000  Telephone and Data Systems, Inc.                      1,455,575        1,535,000
                                                                -----------      -------------
                                                                 14,991,197       11,597,750
                                                                -----------      -------------
            OTHER -- 0.1%
     8,300  ONI International, Inc.*                                 70,100            2,075
                                                                -----------      -------------

                    Total Common Stocks                          63,784,450       84,529,625
                                                                -----------      -------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   FACE
  AMOUNT                                                           COST              VALUE
----------                                                      -----------      -------------
            U.S. GOVERNMENT AND AGENCY SECURITIES -- 9.0%
$1,000,000  U.S. Treasury Bill 4/17/97                          $   997,758      $   997,492
 2,000,000  U.S. Treasury Bill 5/29/97                            1,983,792        1,982,956
 2,000,000  Federal Natl Mtg. Assn. 6.625% 7/12/00                2,000,000        1,981,250
 1,500,000  Federal Home Loan Bank 6.0% 4/12/01                   1,501,742        1,497,852
 2,500,000  Federal Home Loan Bank 6.44% 11/28/05                 2,503,408        2,392,188
                                                                -----------      -------------
                    Total U.S. Government and Agency              8,986,700        8,851,738
                    Securities
                                                                -----------      -------------

            SHORT-TERM SECURITIES -- 4.4%
 4,337,853  Norwest U.S. Government Money Market Fund             4,337,853        4,337,853
                                                                -----------      -------------

                    Total Investments in Securities             $77,109,003       97,719,216
                                                                -----------      -------------
                                                                -----------
            Other Assets Less Liabilities -- 0.2%                                    155,567
                                                                                 -------------
                    Total Net Assets -- 100%                                     $97,874,783
                                                                                 -------------
                                                                                 -------------
                    Net Asset Value Per Share                                    $    11.727
                                                                                 -------------
                                                                                 -------------

*Non-income producing
**This restricted security, exempt from registration under the Securities Act of 1933, was purchased in a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors or certain accredited investors.